                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

           Mueller Industries, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------
     3) Filing Party:


        ------------------------------------------------------------------------
     4) Date Filed:


        ------------------------------------------------------------------------

                            MUELLER INDUSTRIES, INC.
                              2959 NORTH ROCK ROAD
                             WICHITA, KANSAS 67226
                           TELEPHONE: (316) 636-6300
                            ------------------------

                          NOTICE OF ANNUAL MEETING OF
                            STOCKHOLDERS TO BE HELD
                                  MAY 12, 1994
                            ------------------------

To the Stockholders of
Mueller Industries, Inc.

    The Annual Meeting of Stockholders of Mueller Industries, Inc. (the "Company"), will be held at the Wichita Marriott, 9100 Corporate Hills Drive, Wichita, Kansas 67207 on Thursday, May 12, 1994, at 10:00 A.M. local time, for the following purposes:

    1. To elect seven directors, each to serve until the next annual meeting of stockholders (tentatively scheduled for May 10, 1995) or until his successor is elected and qualified;

    2. To consider and act upon a proposal to approve the adoption by the Board of Directors of the Company's 1994 Stock Option Plan involving the issuance of a maximum of 200,000 shares of the Company's common stock;

    3. To consider and act upon a proposal to approve the adoption by the Board of Directors of the Company's 1994 Non-Employee Director Stock Option
       Plan involving the issuance of a maximum of 25,000 shares of the Company's common stock;

    4. To consider and act upon a proposal to approve the appointment of Ernst & Young, independent public accountants, as auditors of the Company for the year ending December 31, 1994; and

    5. To consider and transact such other business as may properly be brought before the Annual Meeting and any adjournment(s) thereof.

    Only stockholders of records at the close of business on March 15, 1994, will be entitled to notice of and vote at the meeting or any adjournments(s) thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be prepared and maintained at the Company's corporate headquarters at 2959 North Rock Road, Wichita, Kansas 67226. This list will be available for inspection by stockholders of record during normal business hours for a period of at least 10 days prior to the Annual Meeting.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, WE URGE YOU TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          William H. Hensley
                                          CORPORATE SECRETARY

March 15, 1994

                                PROXY STATEMENT
                            MUELLER INDUSTRIES, INC.
                              2959 NORTH ROCK ROAD
                             WICHITA, KANSAS 67226
                           TELEPHONE: (316) 636-6300

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1994

                            ------------------------

                            SOLICITATION OF PROXIES

    The accompanying proxy is solicited by the Board of Directors of Mueller Industries, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of stockholders (the "Annual Meeting") to be held at the Wichita Marriott, 9100 Corporate Hills Drive, Wichita, Kansas 67207, on Thursday, May 12, 1994, at 10:00 A.M. local time, or at any adjournment(s) thereof.

    This Proxy Statement, together with the Company's Annual Report for the fiscal year ended December 25, 1993, is first being mailed on or about March 17, 1994.

    When a proxy card is returned properly signed, the shares represented thereby will be voted in accordance with the stockholder's directions appearing on the card. If the proxy card is signed and returned without directions, the shares will be voted in favor of the proposals set forth thereon and for the nominees named herein. The discretion granted in the accompanying proxy card includes the authority to vote on all additional matters properly coming before the Annual Meeting as the persons named in the proxy deem appropriate. A stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by giving written notice to the secretary of the meeting, or by casting a ballot at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by election inspectors appointed for the meeting. The election inspectors will also determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

    The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

                               VOTING SECURITIES

    The Company had 9,596,193 outstanding shares of common stock, $.01 par value per share ("Common Stock"), at the close of business on March 15, 1994, which are the only securities of the Company entitled to be voted at the Annual Meeting. The record holder of each share of Common Stock is entitled to one vote on each matter that may properly be brought before the Annual Meeting. Only stockholders of record at the close of business on March 15, 1994, will be entitled to notice of, and to vote at, the Annual Meeting. Pursuant to the Reorganization Plan (see discussion under the heading "Corporate Performance Graph"), the Disputed Claims Agent, who holds 68,970 shares of Common Stock as of March 4, 1994, reserved for the holders of Disputed Claims, shall vote any and all such stock for or against any proposal or for or in opposition to any nominee in the same proportion as the outstanding Common Stock held by all other parties is voted. The Company's Certificate of Incorporation and Bylaws do not provide for cumulative voting for the election of Directors.

                             PRINCIPAL STOCKHOLDERS

    As of March 4, 1994, the following parties were known by the Company to be the "beneficial owner" of more than five percent of the Common Stock:

                                                            SHARES
                NAME AND ADDRESS OF                      BENEFICIALLY        PERCENT OF
                 BENEFICIAL OWNER                           OWNED              CLASS
- ---------------------------------------------------  --------------------  --------------
Edward C. Johnson 3d                                    1,229,700(1)           12.81%
FMR Corp.
Fidelity Management & Research Company
82 Devonshire Street
Boston, MA 02109
Quantum Fund N.V.                                         924,875(2), (3)       9.64%
De Ruyterkade
62, Willemstad, Curacao,
Netherlands Antilles
George Soros
c/o Soros Fund Management
888 Seventh Avenue
New York, NY 10106
Harvey L. Karp                                            900,000(4)            8.57%(4)
c/o Mueller Industries, Inc.
2959 North Rock Road
Wichita, KS 67226

- ---------
(1) Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,229,700 shares of Common Stock as a result of acting as investment adviser to several investment companies registered under Section 8 of the Investment Company Act of 1940 (the "Fidelity Funds"). The ownership of one investment company, Fidelity Magellan Fund, amounted to 878,900 shares or 9.16% of the Common Stock outstanding on March 4, 1994. These shares are included in the 1,229,700 shares of Common Stock reported above. Fidelity Magellan Fund's principal business office is the same as FMR Corp. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of shares owned directly by the Fidelity Funds, which power resides with the Fidelity Fund's Boards of Directors. Fidelity carries out the voting of shares under written guidelines established by the Fidelity Fund's Boards of Trustees. Edward
      C. Johnson 3d owns 34.0% of the outstanding voting common stock of FMR Corp. and is Chairman of FMR Corp. Mr. Johnson,

      together with various trusts for the benefit of Johnson family members, through their ownership of voting common stock, form a controlling group with respect to FMR Corp. This information is based on a Schedule 13G, dated February 11, 1994, jointly made by FMR Corp., Edward C. Johnson 3d,
      Fidelity and Fidelity Magellan Fund.
(2) Quantum Fund N.V. ("Quantum Fund"), a Netherlands Antilles corporation, is an open-end investment fund organized to enable sophisticated investors
      (other than United States persons) to participate in a diversified investment portfolio. Soros Fund Management ("SFM"), which is a sole proprietorship owned by Mr. George Soros, is the principal investment adviser of Quantum Fund. Pursuant to its investment advisory contract with Quantum Fund, SFM exercises direct investment discretion with respect to most of the portfolio assets held for the account of Quantum Fund. Mr.
      Soros may be deemed a "beneficial owner" of securities, including the shares of Common Stock held for the account of Quantum Fund, as a result of SFM's contractual authority to exercise sole investment discretion with respect to such securities. The authority to vote such shares of Common
      Stock  is held by Quantum Fund, which has delegated such authority to SFM.
      See discussion below concerning voting restrictions on Quantum Fund's shares.
(3) Does not include an aggregate of 17,248 shares owned beneficially by five trusts established by George Soros for his children. Gary S. Gladstein, a Managing Director of SFM and a director of the Company, is one of the two trustees of each trust. George Soros disclaims beneficial ownership of the shares of Common Stock held by the trusts and such shares are not included in the table.
(4) Represents 900,000 shares of Common Stock that Mr. Karp has the right to acquire within 60 days pursuant to the exercise of options.

    The Company and Quantum Fund are parties to a standstill agreement, dated as of July 1, 1993 (the "Standstill Agreement"), pursuant to which Quantum Fund has agreed, except with the prior written approval of the Company's Chairman of the Board and Chief Executive Officer, not to offer, sell, grant any option to purchase or pledge, hypothecate or otherwise dispose of any Common Stock of the Company prior to December 31, 1994. Pursuant to the Standstill Agreement, Quantum Fund has also agreed, except with respect to matters which may be specifically excluded from the provisions of the Standstill Agreement by the Company's Chairman of the Board and Chief Executive Officer, that at all annual and special meetings of the Company's stockholders, and in all consents of such stockholders in lieu of any such annual or special meeting, Quantum Fund will vote all shares of Common Stock of the Company then owned by Quantum Fund in proportion to the manner in which all Common Stock of the Company other than the shares of Common Stock then owned by Quantum Fund shall be voted (or abstain from voting) at such annual or special meeting or pursuant to such consent with respect to each matter to be acted upon by such stockholders.

                             ELECTION OF DIRECTORS

    The Board of Directors proposes to elect the following seven persons at the Annual Meeting to serve (subject to the Company's Bylaws) as directors of the Company until the next Annual Meeting (tentatively scheduled for May 10, 1995), or until the election and qualification of their successors: Rodman L. Drake, Gary S. Gladstein, Harvey L. Karp, Allan Mactier, William D. O'Hagan, Robert J. Pasquarelli and Paul Soros. If any such person should be unwilling or unable to serve as a director of the Company (which is not anticipated) the persons named in the proxy will vote the proxy for substitute nominees selected by them unless the number of directors has been reduced to the number of nominees willing and able to serve.

                   OWNERSHIP OF COMMON STOCK BY DIRECTORS AND
                OFFICERS AND INFORMATION ABOUT DIRECTOR NOMINEES

    The following table sets forth, as of March 4, 1994, information about the shares of Common Stock (calculated based on 9,596,193 shares outstanding) beneficially owned by each of the Company's current directors, nominees for director and named executive officers. Unless otherwise indicated, all directors and nominees for director and named executive officers have sole voting and investment power with respect to the shares of Common Stock reported. The table and the accompanying footnotes set forth their current positions with the Company, principal occupations and employment over the preceding five years, age and directorships held in certain other publicly-owned companies.

                                                                                       COMMON STOCK
                                                                                       BENEFICIALLY
                                                                                       OWNED AS OF      PERCENT
                       PRINCIPAL OCCUPATION, EMPLOYMENT, ETC.                         MARCH 4, 1994    OF CLASS
- ------------------------------------------------------------------------------------  --------------  -----------
Ray C. Adam.........................................................................        0              0
    Director of the Company since January 1992; Director of Tesoro Petroleum
    Company; age 74 (1)
Rodman L. Drake.....................................................................            100        *
    Director of the Company since January 1993; Director of Hyperion Total Return
    Fund, Inc., Hyperion 1997 Term Trust Inc., Hyperion 1999 Term Trust Inc.,
    Hyperion 2002 Term Trust Inc. and Hyperion 2005 Investment Grade Opportunity
    Trust Inc.; Trustee of Hyperion Short Duration U.S. Government Fund II and
    Excelsior Funds; age 51 (2)
Gary S. Gladstein...................................................................        924,875      9.64%
    Director of the Company since December 1990; Chief Financial Officer of the
    Company from December 28, 1990 to February 13, 1991; Director of Crystal Oil
    Company and Jos. A. Bank Clothiers, Inc.; age 49 (3)
Harvey L. Karp......................................................................        900,000      8.57%
    Chairman of the Board of Directors since October 8, 1991; Director since August
    1991; Director of New Jersey Steel Corporation; age 66 (4)
Allan Mactier.......................................................................         79,500        *
    Director of the Company since December 1990; age 71 (5)
William D. O'Hagan..................................................................         20,000        *
    Chief Executive Officer of the Company since January 1, 1994; Chief Operating
    Officer of the Company since June 22,1992; President of the Company since
    December 1, 1992; Director of the Company since January 1993; age 52 (6)
Robert J. Pasquarelli...............................................................            170        *
    Director of the Company since July 1991; Director of New Jersey Steel
    Corporation; age 48 (7)
Paul Soros..........................................................................        0              0
    Director of the Company since July 1991; Director of TVX Gold; age 67 (8)

                                                                                       COMMON STOCK
                                                                                       BENEFICIALLY
                                                                                       OWNED AS OF      PERCENT
                       PRINCIPAL OCCUPATION, EMPLOYMENT, ETC.                         MARCH 4, 1994    OF CLASS
- ------------------------------------------------------------------------------------  --------------  -----------
Earl W. Bunkers.....................................................................          6,720        *
    Executive Vice President and Chief Financial Officer of the Company since August
    28, 1991; age 60 (9)
John B. Hansen......................................................................          3,000        *
    Vice President and General Manager -- Fittings Division of the Company since
    November 4, 1993; age 47 (10)
William H. Hensley..................................................................         21,390        *
    Vice President and General Counsel of the Company since December 16, 1991;
    Secretary of the Company since January 30, 1992; age 42 (11)
Harvey Clements.....................................................................          5,525        *
    Vice President and General Manager--Tube Division of the Company since November
    4, 1993; age 50 (12)
Lee Nyman...........................................................................        0              0
    Vice President--Manufacturing/Management Engineering of the Company since July
    7, 1993; age 41 (13)
James H. Rourke.....................................................................          7,539        *
    Vice President and General Manager--Industrial Division of the Company since
    November 4, 1993; age 45 (14)
Roy C. Harris.......................................................................          3,330        *
    Corporate Controller of the Company since April 1, 1992; age 51 (15)
Kent A. McKee.......................................................................          4,450        *
    Treasurer of the Company since November 8, 1991 and Assistant Secretary of the
    Company since August 28, 1991; age 33 (16)
Executive Officers and Directors as a Group.........................................      1,976,599    18.78%**

- ---------
*    Less than 1%
** Includes 931,000 shares of Common Stock which are subject to stock options held by officers of the Company that are currently exercisable or exercisable within sixty days.
(1) Mr. Adam is the retired Chairman and Chief Executive Officer of NL Industries and previously served on the board of directors of ten corporations. Mr. Adam is currently self-employed in managing his private investment portfolio and has engaged in that capacity for more than the past five years.
(2) Mr. Drake has served as (i) President of Rodman L. Drake & Co., Inc., an investment management and consulting firm from February 1993, and (ii) as Co-Chairman of KMR Power Corporation, a company developing electric generating plants in Latin America and Asia, from September 1, 1993. From January 1, 1991 to February, 1993, he was self-employed managing his private investment portfolio. Prior thereto, he served for more than five years as Managing Director and Chief Executive Officer of Cresap, a Towers Perrin Company, a general management consulting firm.

(3)  Mr. Gladstein has served as a  Managing Director of Soros Fund  Management, investment  advisor to Quantum Fund, which may be deemed to be an affiliate of the Company,  for more than  the last  five years. Mr.  Gladstein, as  a
     Managing  Director of  SFM, investment  adviser to  Quantum Fund,  has been given a power-of-attorney  by Quantum Fund  to vote the  924,875 shares  of
     Common  Stock beneficially owned by Quantum  Fund. Voting of Quantum Fund's shares is governed  pursuant to  the Standstill  Agreement. See  "Principal
     Stockholders."
(4)  Mr.  Karp has  served (i)  as Chief Executive  Officer of  the Company from
     October 31,  1991 to  December 31,  1993, (ii)  as acting  Chief  Executive
     Officer  of the Company from October 8, 1991 to October 30, 1991, and (iii)
     as Co-Chairman of  the Board of  Directors of the  Company from August  28,
     1991 to October 7, 1991. For more than five years prior to October 8, 1991,
     Mr.  Karp was self-employed  in managing his  private investment portfolio.
     The number  of  shares of  Common  Stock  beneficially owned  by  Mr.  Karp includes  900,000 shares  of Common  Stock which  are subject  to currently exercisable stock options.
(5)  Mr. Mactier is currently self-employed  in managing his private  investment portfolio and has been engaged in that capacity for more than the last five years.
(6)  Mr.  O'Hagan has  served as  Vice President  and General  Manager of NIBCO,
     Inc., a pipe  valve and  fittings manufacturer,  for more  than five  years prior to June 1992. The number of shares of Common Stock beneficially owned by  Mr. O'Hagan includes 20,000 shares of Common Stock which are subject to currently exercisable stock options.
(7)  Mr. Pasquarelli  has  served as  Director,  President and  Chief  Executive
     Officer  of New Jersey  Steel Corporation, a New  Jersey based steel maker, for more than the last five years.
(8)  Mr. Soros is  currently self-employed  in managing  his private  investment portfolio.  From January 1992  to January 1993, he  served as Consultant to
     Soros Associates, a consulting engineering group in New York City. For more than five years  prior to  January 1992, he  served as  President of  Soros
     Associates.
(9)  Mr. Bunkers has served (i) as Treasurer of the Company from August 28, 1991
     to   November  8,  1991,   (ii)  without  title   as  the  chief  financial
     representative of  Mueller  Brass Company  in  Port Huron,  Michigan,  from
     December  28, 1990 to August 28,  1991, (iii) as Vice President-Finance and
     Administration and Chief Financial Officer  for Mueller Brass Company  from
     January  1, 1990  to December 28,  1990, (iv) as  Vice President-Finance of
     J.I. Case Company, an agricultural and construction equipment company owned
     by  Tenneco,  Inc.,  from  July  1988  to  June  1989,  and  (v)  as   Vice
     President-Finance  and Chief Financial  Officer of J.  I. Case Company from
     August 1984 to June 1988.
(10) Mr. Hansen has  served (i) as  Vice President--Sales and  Marketing of  the
     Company   from  May   11,  1993   to  November   4,  1993,   (ii)  as  Vice
     President--Sales of the Company from September 1992 to May 11, 1993,  (iii)
     as  Vice President and  General Manager, Copper Fittings  of NIBCO, Inc., a
     pipe valve and fittings manufacturer, from January 1992 to September  1992, and (iv) as Vice President--Marketing, Residential Products of NIBCO, Inc.,
     from  September 1988 to December 1991. The number of shares of Common Stock beneficially owned  by Mr.  Hansen includes  3,000 shares  of Common  Stock which are subject to currently exercisable stock options.

(11) Mr.  Hensley  has  served  as  Vice  President-Legal,  General  Counsel and
     Secretary for Learjet,  Inc. (or  its predecessor  corporate entities),  an aircraft manufacturing firm, from February 1988 to December 13, 1991.
(12) Mr.  Clements has served (i)  as Plant Manager at  the Company's factory in
     Fulton, Mississippi from  December 1990 to  November 4, 1993,  and (ii)  as
     Plant  Manager at the  Company's factory in  Hartsville, Tennessee for more than five years  prior to  December 1990. The  number of  shares of  Common
     Stock  beneficially owned by  Mr. Clements includes  1,500 shares of Common
     Stock which are subject to currently exercisable stock options.
(13) Mr. Nyman  has served  as Senior  Associate  of Booz  Allen &  Hamilton,  a management consulting organization, from August 1992 to July 5, 1993. Prior thereto,  he served  for more  than four  years as  a partner  at Ingersoll
     Engineers, Inc., a management consulting firm.
(14) Mr. Rourke has  served (i)  as Vice President  General Manager,  Industrial
     Products  for Mueller Brass Co.  in Port Huron, Michigan,  from May 1989 to
     November 1993,  and (ii)  as  Operations Manager--Engineered  Products  for
     Mueller  Brass Co. from  August 1987 to  May 1989. The  number of shares of
     Common Stock  beneficially owned  by Mr.  Rourke includes  2,500 shares  of
     Common Stock which are subject to currently exercisable stock options.
(15) Mr.  Harris has served (i) as  Corporate Controller, Brenco Incorporated, a roller bearing manufacturer,  from July  1991 to  March 31,  1992, (ii)  as
     Corporate  Controller,  Mueller Brass  Co.  in Port  Huron,  Michigan, from
     February 1989 to  June 1991,  and (iii)  as Group  Controller for  Standard
     Products,  Mueller Brass  Co., from  1981 to  February 1989.  The number of shares of  Common Stock  beneficially owned  by Mr.  Harris includes  1,500 shares  of  Common  Stock  which  are subject  to  stock  options  that are exercisable within sixty days.
(16) Mr. McKee has served (i) as Treasurer of the Company from February 13, 1991 to August 28, 1991, (ii) as Secretary of the Company from December 28, 1990 to May 13, 1991, (iii) without title to Wexfield Management Corporation,  a management  company, from November 1990 to  March 17, 1991, (iv) as manager
     of   corporate   accounting   for   Consolidated   Freightways,   Inc.,   a
     transportation  service  company  where he  was  primarily  responsible for financial reporting,  from August  1989 through  October 1990,  and (v)  as
     Senior  Manager involved in  audit services at KPMG  Peat Marwick, a public accounting firm, from January  1982 to July 1989.  The number of shares  of
     Common  Stock  beneficially owned  by Mr.  McKee  includes 2,500  shares of
     Common Stock which are subject to currently exercisable stock options.

    During 1993, the Board of Directors held seven meetings and took action two times by unanimous written consent. The Board of Directors established a standing Audit Committee and a Compensation Committee at its organizational meeting on February 13, 1991. On May 13, 1991, the Board of Directors created two committees (the "Plan Committees") to be responsible for administering the Company's 1991 Employee Stock Purchase Plan and the 1991 Incentive Stock Option Plan. On November 16, 1993, the Board of Directors established a standing Nominating Committee. During 1993, each of the directors attended 75% or more of the meetings of the Board and the meetings of the committees on which they served, except Messrs. Manolovici and Soros.

    The Audit Committee is composed of four directors who are not officers or employees of the Company: Ray C. Adam, Gary S. Gladstein, Allan Mactier and Robert Pasquarelli. While not currently an officer, for approximately two months early in 1991, Mr. Gladstein did serve as the Company's Chief

Financial Officer. During 1993, the Audit Committee held one meeting. The Audit Committee (i) makes recommendations to the Board regarding the appointment of the Company's independent accountants, (ii) reviews and approves any major change in the Company's accounting policy, (iii) reviews the scope and results of the independent audit, (iv) reviews and approves the scope of the non-audit services performed by the Company's independent accountants and considers the possible effect on the independence of the accountants, (v) reviews the effectiveness of the Company's internal audit procedures and personnel, (vi) reviews the Company's policies and procedures for compliance with disclosure requirements concerning conflicts of interest and the prevention of unethical, questionable or illegal payments, and (vii) makes such reports and recommendations to the Board of Directors as it may deem appropriate.

    The Compensation Committee is composed of three directors who are not currently officers or employees of the Company: Ray C. Adam, Rodman L. Drake and Gary S. Gladstein. These same directors also serve as members of the Plan Committees. During 1993, the Compensation Committee held two meetings and the Plan Committees did not meet. The Compensation Committee (i) reviews management compensation standards and practices and (ii) makes such recommendations to the Board of Directors as it deems appropriate.

    The Nominating Committee is composed of two directors who are not officers or employees of the Company: Rodman Drake and Allan Mactier. The Nominating Committee makes recommendations to the Board regarding director candidates and criteria for Board membership. During 1993, the Nominating Committee did not meet due to the fact that it was established late in the year. The Nominating Committee has not as yet determined whether it will consider nominees recommended by stockholders.

    During 1993, Directors of the Company who are not employed by the Company (currently Messrs. Adam, Drake, Gladstein, Mactier, Pasquarelli and Soros) received an annual fee for serving on the Company's Board of Directors of $20,000, plus a fee of $500 per Board or Committee meeting attended by such Director, plus reimbursement for such Director's expenses incurred in connection with any Board or Committee meeting. Effective January 1, 1994, the annual retainer paid the Directors of the Company who are not employed by the Company was increased to $25,000, plus a fee of $1,000 per Board meeting attended by such director. Committee meeting fees were increased to $750 per meeting, except that no fees would be paid for meetings held in conjunction with a Board of Directors meeting. Effective January 1, 1994, the Chairman of the Audit, Compensation and Nominating Committees will receive $2,500 annually. During 1993, the members of the Company's Audit Committee (currently Messrs. Adam, Gladstein, Mactier and Pasquarelli) received an annual fee for serving on the Audit Committee of $10,000. Effective January 1, 1994, the Company eliminated the fee for serving on the Audit Committee. The members of the Company's other committees have not received an annual fee for serving on those committees. If approved by the stockholders, each Director not employed by the Company will be eligible to receive an annual option to purchase 500 shares of Common Stock. See "Proposal to Approve the 1994 Non-Employee Director Stock Option Plan."

                             EXECUTIVE COMPENSATION

    The following table summarizes the annual and long-term compensation for services in all capacities for the Company for the fiscal years 1993, 1992 and 1991, of those persons who were, at December 25, 1993, (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                                                              COMPENSATION
                                                                                       --------------------------
                                                                                        AWARDS        PAYOUTS
                                                                                       ---------  ---------------
                                                ANNUAL COMPENSATION                      STOCK       LONG-TERM
                               ------------------------------------------------------   OPTIONS      INCENTIVE
 NAME AND PRINCIPAL POSITION       YEAR        SALARY        BONUS       OTHER (1)     (SHARES)       PAYOUTS
- -----------------------------  ------------  -----------  -----------  --------------  ---------  ---------------
Harvey L. Karp                      1993     $   480,000  $   344,506
Chairman of the                     1992     $   480,076  $   360,000                    400,000
Board and Chief                     1991(2)  $    80,312                                 500,000
Executive Officer
William D. O'Hagan                  1993     $   225,000  $   150,249  $   113,355(3)     50,675
President and Chief                 1992(2)  $   116,868  $   120,400                    100,000
Operating Officer
Earl W. Bunkers                     1993     $   150,000  $    93,691                        450
Executive Vice                      1992     $   140,076  $    35,000                     15,420
President and Chief                 1991     $   129,921  $     5,000                        300
Financial Officer
William H. Hensley                  1993     $   140,000  $    87,691                        420
Vice President,                     1992     $   130,076  $    32,500                     20,390
General Counsel and                 1991(2)  $     5,000  $    15,000
Secretary
John B. Hansen                      1993     $   131,154  $    81,483                        375
Vice President and                  1992(2)  $    37,981  $    38,000  $    39,372(4)     15,000
General Manager--
Fittings Division

                                      ALL OTHER
                                  COMPENSATION (1)
                               -----------------------
 NAME AND PRINCIPAL POSITION
- -----------------------------
Harvey L. Karp
Chairman of the
Board and Chief
Executive Officer
William D. O'Hagan
President and Chief
Operating Officer
Earl W. Bunkers
Executive Vice
President and Chief
Financial Officer
William H. Hensley
Vice President,
General Counsel and
Secretary
John B. Hansen
Vice President and
General Manager--
Fittings Division

- ---------
(1) In accordance with the transitional provisions applicable to the revised rules on executive officer and director compensation disclosure adopted by the SEC, amounts of Other Annual Compensation and All Other Compensation are excluded for the Company's 1991 fiscal year.
(2) Messrs. Karp and Hensley were employed by the Company for only part of 1991, and Messrs. O'Hagan and Hansen joined the Company in mid-1992.
(3) During 1993, Mr. O'Hagan was reimbursed $70,611 for moving and other relocation expenses, including loss on the resale of his home. The Company paid Mr. O'Hagan an additional $36,592 to reimburse him for additional taxes that related to these reimbursed moving and relocation expenses.
(4) During 1992, Mr. Hansen was reimbursed $25,772 for moving and other relocation expenses. The Company paid Mr. Hansen an additional $11,559 to reimburse him for additional taxes that related to these reimbursed moving and relocation expenses.

                                 OPTION GRANTS

    Shown below is further information on options granted during the fiscal year ended December 25, 1993, to the Named Officers which were reflected in the Summary Compensation Table on page 9.

                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                       INDIVIDUAL GRANTS
- ------------------------------------------------------------------------------------------------    POTENTIAL REALIZABLE VALUE AT
                              NUMBER OF    % OF TOTAL                                                  ASSUMED ANNUAL RATES OF
                             SECURITIES      OPTIONS                  MARKET PRICE                  STOCK PRICE APPRECIATION FOR
                             UNDERLYING    GRANTED TO    EXERCISE OR   ON DATE OF                            OPTION TERM
                               OPTIONS    EMPLOYEES IN   BASE PRICE       GRANT      EXPIRATION   ---------------------------------
NAME                         GRANTED (#)   FISCAL YEAR     ($/SH)        ($/SH)         DATE       0% ($)      5% ($)     10% ($)
- ---------------------------  -----------  -------------  -----------  -------------  -----------  ---------  ----------  ----------
Harvey L. Karp.............      --            --           --            --            --           --          --          --
William D. O'Hagan.........      50,000         49.81  % $  32.50   (1) $   32.50     1/1/2000       --      $  570,000  $1,299,500
William D. O'Hagan.........         675          0.67  %    28.69   (2)     33.75      6/30/94    $   3,416       4,556       5,697
Earl W. Bunkers............         450          0.45  %    28.69   (2)     33.75      6/30/94        2,277       3,038       3,798
William H. Hensley.........         420          0.42  %    28.69   (2)     33.75      6/30/94        2,125       2,835       3,545
John B. Hansen.............         375          0.37  %    28.69   (2)     33.75      6/30/94        1,898       2,531       3,165

- ------------
(1) These options vest ratably over a five year term, with the first 20% vesting on January 1, 1995, except that if the Company does not enter into a new employment agreement with Mr. O'Hagan prior to September 30, 1996, all remaining unvested options would become immediately exercisable on that date.
(2) Under the Company's 1991 Employee Stock Purchase Plan, the Company offered eligible employees (generally all full-time employees) an option to purchase up to three shares of Common Stock for each $1,000 of base compensation. The option price is the lower of (i) 85% of the price of the Common Stock on the offering date, or (ii) 85% of the fair value of the Common Stock on the last day of the one-year offering period. The exercise or base price per share set forth in the table is 85% of $33.75, which was the closing price of the Common Stock on July 1, 1993, the offering date. The assumed stock price appreciation is based off the price of the Common Stock on July 1, 1993. If the closing price of the Common Stock on June 30, 1994, the last day of the offering period, is less than $33.75, the option will be 85% of that lower market price.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       OPTION VALUES AT DECEMBER 25, 1993

                                                                        NUMBER OF             VALUE OF UNEXERCISED
                                                                  SECURITIES UNDERLYING       IN-THE-MONEY OPTIONS
                                                             UNEXERCISED OPTIONS AT DEC. 25,       AT DEC. 25,
                                                                          1993                     1993($)(*)
                                                             -------------------------------  ---------------------
                              SHARES ACQUIRED      VALUE              EXERCISABLE/                EXERCISABLE/
NAME                          ON EXERCISE(#)    REALIZED($)           UNEXERCISABLE               UNEXERCISABLE
- ---------------------------  -----------------  -----------  -------------------------------  ---------------------
Harvey L. Karp.............                                                  900,000/0                 22,950,000/0
William D. O'Hagan.........                                             20,000/130,675            395,000/1,645,916
Earl W. Bunkers............          3,420          48,598                    0/12,450                    0/309,777
William H. Hensley.........          5,390          82,939                5,000/10,420              132,500/267,125
John B. Hansen.............                                               3,000/12,375               60,000/241,898

- ---------
* Represents the difference between the closing price of the Common Stock on the last trading day prior to December 25, 1993 and the exercise price of the options.

The Company did not award any executive officer any stock appreciation rights during 1993, nor was any award made under any long-term incentive plan. The Company does not have any defined benefit or actuarial plan covering the Chief Executive Officer or the Named Officers.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

    Effective as of October 1, 1991, the Company entered into an employment agreement (the "Karp Employment Agreement") with Harvey L. Karp. The Karp Employment Agreement is subject to automatic extension for additional one year periods as of December 31 for each succeeding year, unless either party gives written notice of its intention not to extend the term of the Karp Employment Agreement. The Karp Employment Agreement provides for him to serve as Chairman of the Board of Directors of the Company. Effective January 1, 1994, the Karp Employment Agreement was amended to (i) increase Mr. Karp's annual base salary to $550,000, (ii) change Mr. Karp's discretionary cash incentive bonus for fiscal 1993 so as to make it based on a percentage of base salary at least equal to the percentage bonus that will be payable to senior management under the Company's 1993 bonus program, and (iii) make Mr. Karp's discretionary cash incentive bonus for future years consistent with the executive bonus program which the Company establishes for other key employees. The Company also agreed in the amendment to pay Mr. Karp six months severance pay if the Company elects not to extend his employment under the Karp Employment Agreement.

    The Karp Employment Agreement also provides for annual discretionary cash incentive bonus compensation and for an option (the "Inducement Option") to acquire 500,000 shares of Common Stock at $8.25 per share. The Inducement Option is exercisable until one year after termination of Mr. Karp's employment with the Company under the Karp Employment Agreement, unless Mr. Karp's employment is terminated for Cause (as defined in the Karp Employment Agreement), in which case the Inducement Option shall only remain exercisable for a period of 30 days following Mr. Karp's receipt of written notice from the Company specifying the basis for Cause. Effective January 1, 1994, Mr. Karp's existing option agreements for 900,000 shares of Common Stock were amended to provide that Mr. Karp may exercise his options from time to time by paying cash or, at Mr. Karp's option, executing a promissory note (the "Karp Note") in favor of the Company, containing the following terms: (i) the note would be secured by stock, which could not otherwise be sold, assigned, pledged, encumbered, transferred or otherwise hypothecated by Mr. Karp so long as the note was outstanding, PROVIDED that Mr. Karp would be free to sell any or all such shares so long as he paid down the note in an amount equal to the option price times the number of shares sold; (ii) the note would be due in three years from the date of exercise of the option; (iii) interest would be payable quarterly; (iv) the interest rate would be fixed at the higher of (x) the three year treasury rate in effect when the options were exercised, and (y) the rate at which the Company is then able to borrow funds having a three year term; and (v) the note would be prepayable, at any time, in whole or in part without penalty. The Company also agreed that, at its cost, it would file a Registration Statement on Form S-8 (or its equivalent) relating to Mr. Karp's existing options.

    Effective as of January 1, 1994, the Company entered into a new employment agreement (the "O'Hagan Employment Agreement") with William D. O'Hagan. The O'Hagan Employment Agreement expires on December 31, 1996. The O'Hagan Employment Agreement provides for him to serve as President and Chief Executive Officer of the Company at an annual base salary for the first year of $375,000, with increases in the base salary in future years to be determined in good faith by the Company. The O'Hagan Employment Agreement also provides for (i) a discretionary cash incentive bonus for fiscal 1993 based on a percentage of base salary at least equal to the percentage bonus that will be payable to senior management under the Company's 1993 bonus program,
(ii) discretionary cash incentive bonuses in future years consistent with the executive bonus program which the Company establishes for other key executives, and (iii) an option to acquire 50,000 shares of Common Stock pursuant to the Company's 1991 Incentive Stock Option Plan. Vesting of the options would occur ratably over a five year term, with the first 20% vesting on January 1, 1995, except that if the Company does not enter into a new employment agreement with Mr. O'Hagan prior to September 30, 1996, all remaining unvested options would become immediately exercisable on that date. Mr. O'Hagan's options could be exercised by cash or, at Mr. O'Hagan's option, a note. The terms of the note are identical to the Karp Note, which are detailed in the preceding paragraph. The Company also agreed that, at its cost, it would file a Registration Statement on Form S-8 (or its equivalent) relating to Mr. O'Hagan's existing options to acquire 100,000 shares of Common Stock. During the employment term, Mr. O'Hagan can only be terminated for Cause (as defined in the O'Hagan Employment Agreement).

    Effective as of November 26, 1991, the Company entered into an employment agreement (the "Hensley Employment Agreement") with William H. Hensley. The Hensley Employment Agreement provides for him to serve as Vice President and General Counsel of the Company for a term ending on December 31, 1993 at an annual base salary of $130,000 together with a one time bonus of $15,000 upon execution of the Hensley Employment Agreement and guaranteed bonuses of $20,000 for calendar year 1992 and $30,000 for calendar year 1993. The Hensley Employment Agreement also provided for the grant of options to acquire 20,000 shares of Common Stock pursuant to the Company's 1991 Incentive Stock Option Plan. The Hensley Employment Agreement also provided for severance payments and accelerated vesting of options if the Company did not offer to extend Mr. Hensley's employment. Effective as of July 23, 1993, the Hensley Employment Agreement was amended to extend the term to December 31, 1995, and to delete the provisions relating to guaranteed bonuses or severance payments.

    The Company does not have any other employment agreements with Named Executive Officers. Except as set forth above, the Company has no compensatory plan or arrangement with respect to any Named Executive Officer which would result in severance or change-in-control payments in excess of $100,000.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, approves the compensation plans and specific compensation levels for executive officers, and sets the salary and bonus for the Chief Executive Officer and the President. The 1991 Incentive Stock Option Plan is managed by the Plan Committees. The Compensation Committee and the Plan Committees are each composed of the same three independent non-employee directors who have no interlocking relationships as defined by the SEC.

    The base compensation of the Chief Executive Officer and the President are governed by the terms of employment agreements. During fiscal 1993, there were no changes in the base compensation for such individuals. The Chief Executive Officer and the President were awarded bonuses for 1993 in the amount of 70% and 65%, respectively, of their gross wages, excluding bonuses paid in 1993 and certain other miscellaneous or unusual items. These bonuses were slightly higher than the maximum 60% bonus payable to other officers under the Company's 1993 bonus program. The Compensation

Committee informally and subjectively evaluated the overall performance of these two officers and the roles these officers played in enabling the Company to exceed its bonus target for 1993. In November 1993, the Company entered into revised employment agreements with Messrs. Karp and O'Hagan. See "Employment Contracts and Termination of Employment Agreements." Mr. Karp's base pay was increased by $70,000 to $550,000 and Mr. O'Hagan's base pay was increased by $150,000 to $375,000. Mr. Karp's base pay was adjusted in order to retain his services on a full time basis. In addition, the fact that he had not been granted an increase in base pay since October 1991 was considered by the Compensation Committee. Mr. O'Hagan's base pay was adjusted upward to reflect his new position as Chief Executive Officer of the Company effective January 1, 1994, and his perceived value to the Company. Increases in base compensation to other officers during 1993 averaged six percent and were based on recommendations from Messrs. Karp and O'Hagan. Bonuses to other officers for 1993 were 60% or less of gross wages, excluding bonuses paid in 1993 and certain other miscellaneous or unusual items. These bonuses were the maximum percentages for such officers as set forth in the Company's 1993 bonus program, based on the Company's exceeding targeted income for fiscal 1993.

    Stock options have been granted to executive officers primarily based on a subjective evaluation of the executive's ability to influence the Company's long-term growth and profitability. On November 4, 1993, Mr. O'Hagan was granted an additional option to acquire 50,000 shares of Common Stock at the then market price. This option was granted in recognition of his appointment, effective January 1, 1994, as the Company's Chief Executive Officer. In addition, on that date two newly elected vice presidents were each granted additional options to acquire 2,500 shares of Common Stock at the then market price, which brought their total option holdings in line with those generally granted vice presidents of the Company.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Gary S. Gladstein, a member of the Compensation Committee, served as the Company's Chief Financial Officer for approximately two months early in 1991.

RAY C. ADAM                   RODMAN L. DRAKE                  GARY S. GLADSTEIN

                          CORPORATE PERFORMANCE GRAPH

    The following table compares total shareholder return since February 27, 1991 to the Dow Jones Equity Market Index ("Equity Market Index") and the Dow Jones Building Material Index ("Building Material Index"). Total return values for the Equity Market Index, the Building Material Index and the Company were calculated based on cumulative total return values assuming reinvestment of dividends. On April 17, 1987, Sharon Steel Corporation ("Sharon") filed a voluntary petition for relief under Chapter 11 of the United States Code (the "Bankruptcy Code"). On December 28, 1990, a Reorganization Plan was consummated. Upon consummation of the Reorganization Plan, the separate existence of Sharon ceased and Mueller Industries, Inc. became a successor to Sharon for purposes of the Bankruptcy Code, and assumed the reporting obligations of Sharon under
Section 12 of the Securities Exchange Act of 1934. The Company's Common Stock first traded on the New York Stock Exchange under the symbol MLI on a "when issued" basis on February 27, 1991. Therefore, five year data for the Common Stock is unavailable.

                COMPARISON OF THREE YEAR CUMULATIVE TOTAL RETURN
       AMONG MUELLER INDUSTRIES, INC., DOW JONES EQUITY MARKET INDEX AND
                       DOW JONES BUILDING MATERIALS INDEX
                  FISCAL YEAR ENDING LAST SATURDAY IN DECEMBER

                                     [GRAPHIC]

                                                           02/27/91     12/28/91     12/26/92     12/25/93
                                                          -----------  -----------  -----------  -----------
Mueller Industries, Inc.................................         100           76          203          310
Dow Jones Equity Market Index...........................         100          115          129          140
Dow Jones Building Material Index.......................         100          108          140          170

                           CERTAIN RELATIONSHIPS AND
                          TRANSACTIONS WITH MANAGEMENT

    In August, 1993, pursuant to a certain registration rights agreement, dated December 28, 1990 (the "Registration Rights Agreement"), the Company completed a public offering of 3,675,000 shares of Common Stock at $28.50 per share. All of the shares were offered by a selling stockholder, Quantum Fund, which, prior to the transaction, was the Company's largest stockholder. Pursuant to the Registration Rights Agreement, the Company paid expenses totaling $465,000 incident to the performance of its obligations under the Registration Rights Agreement.

    On November 10, 1993, the Company purchased 100,000 shares of Common Stock for $3.1 million from Quantum Fund. The purchase reduced Quantum Fund's interest in the Company to 924,875 shares of Common Stock, or 9.64 percent, of the Common Stock outstanding.

    The Company and Quantum Fund also entered into a Standstill Agreement. See "Principal Stockholders".

                            PROPOSAL TO APPROVE THE
                             1994 STOCK OPTION PLAN

    DESCRIPTION OF THE 1994 STOCK OPTION PLAN. The 1994 Stock Option Plan (the "SOP"), was adopted by the Board of Directors on February 2, 1994, subject to the approval of stockholders of the Company at their 1994 Annual Meeting. The
SOP provides  for  the  grant of  non-qualified  stock  options  ("Non-Qualified
Options")  and  "incentive stock  options" ("Incentive  Options") as  defined in
Section 422 of the Internal Revenue Code of 1986 (the "Code"). Key employees and officers of the Company are eligible to participate in the SOP. Management of the Company believes that the SOP is important to provide an inducement to obtain and retain the services of qualified employees and officers. The SOP (but not outstanding options) will terminate on the tenth anniversary of its adoption and is administered by the Compensation Committee of the Board of Directors of the Company. The Company has reserved 200,000 shares of Common Stock for issuance upon the exercise of options under the SOP. The complete text of the SOP is attached hereto as Exhibit A.

    Recipients of options under the SOP ("Optionees") are selected by the Compensation Committee. The Compensation Committee determines the terms of each option grant including (1) the purchase price of shares subject to options, (2) the dates on which options become exercisable, and (3) the expiration date of each option (which may not exceed ten years from the date of grant). The number of shares for which options may be granted under the SOP to any single Optionee may not exceed 50,000 (subject to adjustments for capital changes). The minimum purchase price of options granted under the SOP is the Fair Market Value (as defined in the SOP) of the Common Stock on the date the option is granted.

    As of March 4, 1994, the market value of a share of Common Stock was $34.25.

    Optionees will have no voting, dividend, or other rights as stockholders with respect to shares of Common Stock covered by options prior to becoming the holders of record of such shares. All option grants will permit the purchase price to be paid in cash, by tendering stock, or by cashless exercise. The number of shares covered by options will be appropriately adjusted in the event of any merger, recapitalization or similar corporate event.

    The Board of Directors may at any time terminate the SOP or from time to time make such modifications or amendments to the SOP as it may deem advisable; provided that the Board may not, without the approval of stockholders, increase the maximum number of shares of Common Stock for which options may be granted under the SOP, or change the class of persons eligible to receive options under the SOP.

    Options granted under the SOP will be evidenced by a written option agreement between the Optionee and the Company. Subject to limitations set forth in the SOP, the terms of option agreements will be determined by the Committee, and need not be uniform among Optionees.

    FEDERAL INCOME TAX CONSEQUENCES. The following is a brief discussion of the Federal income tax consequences of transactions under the SOP. The Plan is not qualified under Section 401(a) of the Code. This discussion is not intended to be exhaustive and does not describe state or local taxes consequences.

    (1)  INCENTIVE OPTIONS

    No taxable income is realized by the Optionee upon the grant or exercise of an Incentive Option. If Common Stock is issued to an Optionee pursuant to the exercise of an Incentive Option, and if no disqualifying disposition of such shares is made by such Optionee within two years after the date of grant or within one year after the transfer of such shares to such Optionee then (1) upon sale of such shares, any amount realized in excess of the option price will be taxed to such Optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Optionee's employer for Federal income tax purposes.

    If the Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of either holding period described above, generally (1) the Optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares and (2) the Optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the Optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

    Subject to certain exceptions for disability or death, if an Incentive Option is exercised more than three months following termination of employment, the exercise of the Option will generally be taxed as the exercise of a Non-Qualified Option.

    The exercise of an Incentive Option will give rise to an alternative minimum tax adjustment that may result in alternative minimum tax liability for the Optionee, unless the Optionee engages, within the same year of exercise, in a disqualifying disposition of the shares received upon exercise. Each Optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his potential liability under the alternative minimum tax.

    In general, for purposes of the alternative minimum tax, the exercise of an Incentive Option will be treated essentially as if it were the exercise of a Non-Qualified Option. As a result, the rules of Section 83 of the Code relating to transfers of property, including restricted property, will apply in determining the Optionee's alternative minimum taxable income. Consequently, an Optionee exercising an Incentive Option with respect to unrestricted Common Stock will have income, for purposes of determining the base for the application of the alternative minimum tax, in an amount equal to the spread between the option price for the shares and the fair market value of the shares on the date of exercise.

    (2)  NON-QUALIFIED OPTION

    Except as noted below for corporate "insiders", with respect to Non-Qualified Options, (1) no income is realized by the Optionee at the time the option is granted; (2) generally, at exercise, ordinary income is realized by the Optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the Optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

    (3)  SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS

    As a result of new rules under Section 16(b) of the Securities Exchange Act of 1934, "insiders" (such as directors, certain officers and principal shareholders), as with non-insiders, will generally be taxed immediately upon the exercise of a Non-Qualified Option, provided at least six months have elapsed from the date of option grant to the date of exercise, and the general tax rules discussed above with respect to Non-Qualified Options will apply to insiders as well as non-insiders.

    PROPOSED  ACTION.   Approval of  the adoption  of the  SOP will  require the
affirmative vote of the holders of a majority of the shares of the Common Stock of the Company present, in person or by proxy, at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE SOP.

                            PROPOSAL TO APPROVE THE
                  1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

    DESCRIPTION OF THE 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. The 1994 Non-Employee Director Stock Option Plan (the "Directors Plan") was adopted by the Board of Directors on February 2, 1994, subject to the approval of the stockholders of the Company at their 1994 Annual Meeting. A total of 25,000 shares of Common Stock (subject to adjustment for capital changes) in the aggregate may be sold under the Directors Plan. The complete text of the Directors Plan is attached hereto as Exhibit B.

    Management of the Company believes that the Directors Plan is important to provide an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Company to serve as members of the Board of Directors and to demonstrate the Company's appreciation for their service on the Company's Board of Directors.

    ADMINISTRATION. The Directors Plan is administered by the Compensation Committee of the Board of Directors of the Company. The current members of the Compensation Committee are Messrs. Adam, Drake and Gladstein. Members of the Compensation Committee are appointed by the Board of Directors. The Compensation Committee, subject to the provisions of the Directors Plan, has the power to construe the Directors Plan, to determine all questions thereunder and to adopt and amend such rules and regulations for the administration of the Directors Plan as it may deem desirable.

    SHARES SUBJECT TO THE DIRECTORS PLAN. The Directors Plan authorizes the grant of options for 25,000 shares of Common Stock. Options under the Directors Plan are subject to adjustment as described below under "Changes in Stock; Recapitalization and Reorganization." If any options granted under the Directors Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall revert to the status of available shares under the Directors Plan.

    ELIGIBILITY; AUTOMATIC GRANT OF OPTIONS UNDER THE DIRECTORS PLAN. Options are granted pursuant to the Directors Plan only to members of the Board of Directors of the Company who are not officers or employees of the Company. Each member of the Company's Board of Directors who is neither an employee nor an officer of the Company is automatically granted each year on the date of the Company's Annual Meeting of Stockholders, without further action by the Board, an option to purchase 500 shares of the Company's Common Stock.

    Except for the specific options referred to above, no options may be granted under the Directors Plan.

    OPTION PRICE. The exercise price per share of options granted under the Directors Plan is 100% of the fair market value of the Company's Common Stock on the date the option is granted.

    STOCK PRICE. As of March 4, 1994, the market value of a share of Common Stock was $34.25.

    OPTION   DURATION.    The  Directors  Plan  requires  that  options  granted
thereunder shall expire on a date which is five (5) years from the date of option grant.

    VESTING.    All  of  the  shares covered  by  an  option  become exercisable immediately.

    EXERCISE OF OPTIONS AND PAYMENT FOR STOCK. Each option granted under the Directors Plan is exercisable as provided in such option. Exercise of an option under the Directors Plan is effected by a written notice to exercise, delivered to the Company together with payment for the shares in full, which payment may be made in part or in full by tendering shares of Common Stock of the Company valued at fair market value. Such written notice shall also specify the number of shares as to which the option is being exercised.

    Notwithstanding any other provisions of the Directors Plan, the Company has no obligation to deliver any certificate or certificates upon exercise of an option under the Directors Plan until one of the following conditions is satisfied: (i) the shares with respect to which the option has been exercised are at the time of issue of such shares effectively registered under applicable federal and state securities laws; or (ii) counsel for the Company shall have given an opinion that such shares are exempt from registration under federal and state securities acts; and until the Company has complied with all applicable laws and regulations including, without limitation, all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

    EFFECT OF TERMINATION AS A DIRECTOR OR OF DEATH OR DISABILITY. In the event an Optionee ceases to be a member of the Board of Directors of the Company for any reason other than death or disability, any options granted to such Optionee under the Directors Plan which have not been exercised at the time the Optionee so ceases to be a member of the Board of Directors may be exercised by the Optionee within a period of ten (10) days following such time the Optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option.

    In the event an Optionee ceases to be a member of the Board of Directors of the Company by reason of his disability or death, all unexercised options are exercisable (by the Optionee's personal representative, heir or legatee, in the event of death) during the period ending 180 days after the date the Optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option.

    NON-ASSIGNABILITY OF OPTIONS. Any option granted pursuant to the Directors Plan is not assignable or transferable other than by will or the laws of descent and distribution and is exercisable during the Optionee's lifetime only by him.

    CHANGES IN STOCK; RECAPITALIZATION AND REORGANIZATION. In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, or in the event of a stock split, combination of shares or dividends payable in capital stock, automatic adjustment is made in the number and kind of shares as to which outstanding options or portions thereof then unexercised are exercisable and in the available shares set forth the Directors Plan, so that the proportionate interest of the option holder after the occurrence of such event is the same as before the occurrence of such event. Such adjustment in outstanding options is made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

    If an option under the Directors Plan shall be assumed, or a new option substituted therefore, as a result of sale of the Company, whether by a corporate merger, consolidation or sale of property or stock, then membership on the Board of Directors of such assuming or substituting corporation or by a parent corporation or a subsidiary therefor shall be considered for purposes of an option to be membership on the Board of Directors of the Company.

    TERMINATION AND AMENDMENT OF THE PLAN. The Board of Directors may at any time terminate the Directors Plan or make such modification or amendment thereof as it may deem advisable, provided, however, that the Board of Directors may not, without approval by the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the meeting,
(a) increase the maximum number of shares for which options may be granted under the Directors Plan or the number of shares for which an option may be granted to any participating director thereunder, except as previously described under "Changes in Stock; Recapitalization and Reorganization"; (b) change the provisions of the Directors Plan regarding the termination of the options or the times when they may be exercised; (c) change the period during which any options may be granted or remain outstanding under the Directors Plan or the date on which the Directors Plan shall terminate; (d) change the designation of the class of persons eligible to receive options, or otherwise change the provisions of the Directors Plan regarding the exercise price of options; or (e) materially increase benefits accruing to option holders under the Directors Plan. Termination or any modification or amendment of the Directors Plan shall not, without consent of a participant, affect his rights under an option previously granted to him.

    FEDERAL INCOME TAX CONSEQUENCES. An option granted under the Directors Plan is taxed for United States federal income tax purposes in accordance with the Code and regulations issued thereunder. For such purposes, the following general rules are applicable under existing law to directors who receive and exercise options pursuant to the Directors Plan and to the Company, based upon the assumption that the options do not have a readily ascertainable value at the date of grant:

        1. The director does not recognize any income upon the grant of an option, and the Company is not allowed a business expense deduction by reason of such grant.

        2. The director will recognize ordinary compensation income at the time of exercise of the option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, provided at least six months have elapsed from date of grant to date of exercise. In the event less than six months have elapsed, the director will recognize ordinary compensation income at the time such six month period elapses in an amount equal to the excess, if any, of the fair market value of the shares on such date over the exercise price. In accordance with the regulations under the Code and applicable state law, the Company will require the director to pay to the Company an amount sufficient to satisfy withholding taxes in respect of such compensation income at the time of exercise of the option.

        3. When the director sells the shares acquired by exercise of the option, he will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his basis in the shares (i.e., the exercise price plus the amount taxed to the director as compensation income as a result of his exercise of the option). If the director holds the shares for longer than one year, this gain or loss will be a long-term capital gain or loss.

        4. In general, the Company will be entitled to a tax deduction in the year in which compensation income is recognized by the director in the amount of such compensation income.

    PROPOSED ACTION.   Approval  of  the adoption  of  the Directors  Plan  will
require the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present, in person or by proxy, at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DIRECTORS PLAN.

                            NEW PLANS BENEFIT TABLE

    Set forth below is a tabular presentation of the benefits and amounts that will be received by or allocated to each of the indicated persons under benefit plans being submitted for stockholder approval.

                               NEW PLANS BENEFITS

                                                MUELLER INDUSTRIES, INC.        MUELLER INDUSTRIES, INC.
                                                       1994 STOCK                  1994 NON-EMPLOYEE
                                                      OPTION PLAN              DIRECTOR STOCK OPTION PLAN
                                             ------------------------------  ------------------------------
                                             DOLLAR VALUE                    DOLLAR VALUE
             NAME AND POSITION                     $        NUMBER OF UNITS        $        NUMBER OF UNITS
- -------------------------------------------  -------------  ---------------  -------------  ---------------
Harvey L. Karp,
Chairman of the Board                                             (1)                              *
William D. O'Hagan,
Chief Executive Officer
and President                                                     (1)                              *
Earl W. Bunkers,
Executive Vice President
and Chief Financial Officer                                       (1)                              *
William H. Hensley,
Vice President, General
Counsel and Secretary                                             (1)                             *
John B. Hansen,
Vice President and General
Manager -- Fittings Division                                      (1)                             *
All 10 Executive Officers as a group,
including those listed above                                      (1)                             *
Non-Executive Director Group                                       *              (2)              25,000
All Non-Executive Officer Employee Group                          (1)                             *
* Not eligible for participation

- ---------
(1) The grant of options under the SOP is entirely within the discretion of the Compensation Committee. The Company cannot determine the nature or amount of awards that will be made in the future. No employee has yet received any options under this plan and the Company cannot determine whether, had this plan been in effect during the last fiscal year, any employee would have received any options.
(2) As described above, options under the Directors Plan will be granted once each year. Each non-employee director will receive an option for 500 shares of Common Stock at a price equal to the then current fair market value of the Common Stock. The value of such options cannot be determined at this time.

                            APPOINTMENT OF AUDITORS

    Ernst & Young ("E & Y") has, upon the recommendation of the Company's Audit Committee, been selected and appointed by the Board of Directors to audit and certify the Company's financial statements for the year ending December 31, 1994, subject to ratification by the Company's stockholders. If the appointment of E & Y is not ratified by a plurality of the votes cast at the Annual Meeting, the Board of Directors will reconsider its action and will appoint auditors for the 1994 fiscal year without further stockholder action. Further, even if the appointment is ratified by stockholder action, the Board of Directors may at any time in the future in its discretion reconsider the appointment without submitting the matter to a vote of stockholders. It is expected that representatives of E & Y will be in attendance at the Annual Meeting and will be available to answer questions and to make a statement if they desire to do so.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG AS AUDITORS OF THE COMPANY.

                      SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 1995 ANNUAL MEETING

    It is presently anticipated that the 1995 Annual Meeting will be held on or about May 10, 1995. In order for a stockholder proposal to be included in the Company's proxy materials for the 1995 Annual Meeting, it must be received by the Secretary of the Company no later than November 15, 1994. It is urged that any such proposal be sent by certified mail, return receipt requested. If the date of the 1995 Annual Meeting is changed to a date more than 30 days earlier or later than May 10, 1995, the Company will inform the stockholders in a timely fashion of such change and the date by which proposals of stockholders must be received for inclusion in the proxy materials.

                         OTHER MATERIALS TO COME BEFORE
                                  THE MEETING

    If any matter not described herein should properly come before the Annual Meeting, the persons named in the proxy will vote the shares represented by them as they deem appropriate. At the date of this Proxy Statement, the Company knew of no other matters which might be presented for stockholder action at the Annual Meeting.

                               OTHER INFORMATION

    Based solely upon its review of the copies of Forms 3 and 4 received by it and written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during 1993 all filing requirements applicable to its officers, directors and ten percent shareholders were complied with, except that Mr. Pasquarelli, a Director of the Company, failed to timely file his Form 5 indicating he had acquired 170 shares of Common Stock during 1993.

    Consolidated financial statements for the Company are included in the Annual Report to Stockholders for the year 1993 that accompanies this Proxy Statement. These financial statements are also on file with the Securities and Exchange Commission, 450 Fifth Avenue, N.W., Washington, D.C. 20549 and with the New York Stock Exchange.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED FOR THE YEAR 1993 (EXCLUDING EXHIBITS) WILL BE FURNISHED, WITHOUT CHARGE, BY WRITING TO:
WILLIAM H. HENSLEY, SECRETARY, MUELLER INDUSTRIES, INC., 2959 NORTH ROCK ROAD, WICHITA, KANSAS 67226.

                                          By order of the Board of Directors

                                              William H. Hensley
                                             CORPORATE SECRETARY

March 15, 1994

                                   EXHIBIT A

                            MUELLER INDUSTRIES, INC.
                             1994 STOCK OPTION PLAN

1.  PURPOSES.

    The Mueller Industries, Inc. 1994 Stock Option Plan (the "Plan") is intended to attract and retain the best available personnel for positions of substantial responsibility with Mueller Industries, Inc., a Delaware corporation (the "Company"), and its subsidiary corporations, and to provide additional incentive to such persons to exert their maximum efforts toward the success of the Company and its subsidiary corporations. The above aims will be effectuated through the granting of certain options ("Options") to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock"). Under the Plan, the Company may grant "incentive stock options" ("ISOs") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, or Options which are not intended to be ISOs ("Non-Qualified Options").

2.  ADMINISTRATION OF THE PLAN.

    The Plan shall be administered by a committee (the "Committee") consisting of at least three persons, appointed by the Board of Directors of the Company (the "Board of Directors"), each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee may exercise the power and authority vested in the Board of Directors under the Plan. Within the limits of the express provisions of the Plan, the Committee shall have the authority, in its discretion, to take the following actions under the Plan:

        (a) to determine the individuals to whom, and the time or times at which, Options shall be granted, the number of shares of Common Stock to be subject to each Option and whether such Options shall be ISOs or Non-Qualified Options;

        (b) to interpret the Plan;

        (c) to prescribe, amend and rescind rules and regulations relating to the Plan;

        (d) to determine the terms and provisions of the respective stock option agreements granting Options, including the date or dates upon which Options shall become exercisable, which terms need not be identical;

        (e) to accelerate the vesting of any outstanding Options; and

        (f) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

    In making such determinations, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Committee, in its discretion, shall deem relevant. An individual to whom an Option has been granted under the Plan is referred to herein as an "Optionee". The Committee's determinations on the matters referred to in this Section 2 shall be conclusive.

3.  SHARES SUBJECT TO THE PLAN.

    The total number of shares of Common Stock which shall be subject to Options granted under the Plan shall not exceed 200,000, subject to adjustment as provided in Section 7 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of outstanding Options. The shares of Common Stock to be issued upon exercise of Options shall be authorized and unissued or reacquired shares of Common Stock. The shares of Common Stock relating to the unexercised portion of any expired, terminated or cancelled Option shall thereafter be available for the grant of Options under the Plan.

4.  ELIGIBILITY.

    (a) Options may be granted under the Plan only to (i) employees of the Company and (ii) employees of any "subsidiary corporation" (a "Subsidiary") of the Company within the meaning of Section 424(f) of the Code. The term "Company," when used in the context of an Optionee's employment, shall be deemed to include Subsidiaries of the Company.

    (b) Nothing contained in the Plan shall be construed to limit the right of the Company to grant stock options otherwise than under the Plan for proper corporate purposes.

5.  TERMS OF OPTIONS.

    The terms of each Option granted under the Plan shall be determined by the Committee consistent with the provisions of the Plan, including the following:

        (a) The purchase price of the shares of Common Stock subject to each Option shall be fixed by the Committee, in its discretion, at the time such Option is granted; provided, however, that in no event shall such purchase price be less than the Fair Market Value (as defined in paragraph (g) of this Section 5) of the shares of Common Stock as of the date such Option is granted.

        (b) The dates on which each Option (or portion thereof) shall be exercisable shall be fixed by the Committee, in its discretion, at the time such Option is granted.

        (c) The expiration of each Option shall be fixed by the Committee, in its discretion, at the time such Option is granted. No Option shall be exercisable after the expiration of ten (10) years from the date of its grant and each Option shall be subject to earlier termination as determined by the Committee, in its discretion, at the time such Option is granted.

        (d) Options shall be exercised by the delivery to the Company at its principal office or at such other address as may be established by the Committee (Attention: Corporate Treasurer) of written notice of the number of shares of Common Stock with respect to which the Option is being exercised accompanied by payment in full of the purchase price of such shares. Unless otherwise determined by the Committee at the time of grant, payment for such shares may be made (i) in cash, (ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price, (iii) by delivery to the Company of shares of Common Stock having a Fair Market Value equal to such purchase price, (iv) by irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay such purchase price and to sell the shares of Common Stock to be issued upon exercise of the Option and deliver the cash proceeds less commissions and brokerage fees to the Optionee or to deliver the remaining shares of Common Stock to the Optionee, or (v) by any combination of the methods of payment described in (i) through
    (iv) above.

        (e) An Optionee shall not have any of the rights of a holder of the Common Stock with respect to the shares of Common Stock subject to an Option until such shares are issued to such Optionee upon the exercise of such Option.

        (f) An Option shall not be transferable, except by will or the laws of descent and distribution, and may be exercised, during the lifetime of an Optionee, only by the Optionee. No Option granted under the Plan shall be subject to execution, attachment or other process.

        (g) For purposes of the Plan, as of any date when the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System National Market System ("NASDAQ-NMS") or listed on one or more national securities exchanges, the "Fair Market Value" of the Common Stock as of any date shall be deemed to be the mean between the highest and lowest sale prices of the Common Stock reported on the NASDAQ-NMS or the principal national securities exchange on which the Common Stock is listed and traded on the immediately preceding date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Common Stock is not quoted on the NASDAQ-NMS or listed on an exchange, or representative quotes are not otherwise available, the "Fair Market Value" of the Common Stock shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately.

        (h) In no event shall any single Optionee be granted under the Plan Options covering more than 50,000 shares of Common Stock during the life of the Plan.

6.  SPECIAL PROVISIONS APPLICABLE TO ISOS.

    The following special provisions shall be applicable to ISOs granted under the Plan.

    (a) No ISOs shall be granted under the Plan after ten (10) years from the earlier of (i) the date the Plan is adopted, or (ii) the date the Plan is approved by the holders of the Common Stock.

    (b) ISOs may not be granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries, or any "parent corporation" (a "Parent") of the Company within the meaning of Section 424(e) of the Code.

    (c) If the aggregate Fair Market Value of the Common Stock with respect to which ISOs are exercisable for the first time by any Optionee during a calendar year (under all plans of the Company and its Parents and Subsidiaries) exceeds $100,000, such ISOs shall be treated, to the extent of such excess, as Non-Qualified Options. For purposes of the preceding sentence, the Fair Market Value of the Common Stock shall be determined at the time the ISOs covering such shares were granted.

7.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

    (a) In the event that the outstanding shares of Common Stock are changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination or exchange of shares and the like, or dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee in the aggregate number of shares of Common Stock available under the Plan and in the number of shares of Common Stock and price per share of Common Stock subject to outstanding Options. If the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of issuance of the stock under such corporate event be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the occurrence of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares of Common Stock covered by his Option.

    (b) Any adjustment under this Section 7 in the number of shares of Common Stock subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

8.  FURTHER CONDITIONS OF EXERCISE.

    (a) Unless prior to the exercise of an Option the shares of Common Stock issuable upon such exercise are the subject of a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and there is then in effect a prospectus filed as part of such registration statement meeting the requirements of Section 10(a)(3) of the Securities Act, the notice of exercise with respect to such Option shall be accompanied by a representation or agreement of the Optionee to the Company to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

    (b) Anything in subparagraph (a) of this Section 8 to the contrary notwithstanding, the Company shall not be obligated to issue or sell any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed and until and unless, in the opinion of counsel to the Company, the Company may issue such shares pursuant to a qualification or an effective registration statement, or an exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable. The Company shall use reasonable efforts to effect such listing, qualification and registration, as the case may be.

9.  TERMINATION, MODIFICATION AND AMENDMENT.

    (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the date of its adoption by the Board of Directors, and no Option shall be granted after termination of the Plan.

    (b) The Plan may at any time be terminated or, from time to time, be modified or amended by (i) the affirmative vote of the holders of a majority of the shares of the capital stock of the Company present in person or by proxy and entitled to vote at the meeting; and (ii) the Board of Directors; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the shares of the capital stock of the Company present in person or by proxy and entitled to vote at the meeting, increase (except as provided by Section 7) the maximum number of shares of Common Stock as to which Options may be granted under the Plan or change the class of persons eligible to receive Options under the Plan.

    (c) No termination, modification or amendment of the Plan may adversely affect the rights conferred by any Options without the consent of the affected Optionee.

10. EFFECTIVENESS OF THE PLAN.

    The Plan shall become effective upon adoption by the Board of Directors of the Company, subject to the approval by the shareholders of the Company. Options may be granted under the Plan prior to receipt of such approval, provided that, in the event such approval is not obtained, the Plan and all Options granted under the Plan shall be null and void and of no force and effect.

11. NOT A CONTRACT OF EMPLOYMENT.

    Nothing contained in the Plan or in any stock option agreement executed pursuant hereto shall be deemed to confer upon any Optionee any right to remain in the employ of the Company or of any Subsidiary.

12. GOVERNING LAW.

    The Plan shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws thereof.

13. WITHHOLDING.

    As a condition to the exercise of any Option, the Committee may require that an Optionee satisfy, through withholding from other compensation or otherwise, the full amount of all federal, state and local income and other taxes required to be withheld in connection with such exercise.

                                   EXHIBIT B
                            MUELLER INDUSTRIES, INC.
                  1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

    1. PURPOSE. The 1994 Non-Employee Director Stock Option Plan (the "Plan") is intended to promote the interests of Mueller Industries, Inc. (the "Company") by providing an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Company to serve as members of the Board of Directors and to demonstrate the Company's appreciation for their service upon the Company's Board of Directors.

    2. RIGHTS TO BE GRANTED. Under the Plan, options are granted that give an optionee the right for a specified time period to purchase a specified number of shares of common stock, par value $0.01, of the Company (the "Common Shares"). The option price is determined in each instance in accordance with the terms of the Plan.

    3. AVAILABLE SHARES. The total number of Common Shares for which options may be granted shall not exceed twenty-five thousand (25,000), subject to adjustment in accordance with SECTION 13 hereof. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor revert to the option pool and continue to be available for grant under the Plan.

    4. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall, subject to the provisions of the Plan and SECTION 17 hereof in particular, have the power to construe the Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

    5. OPTION AGREEMENT. Each option granted under the provisions of the Plan shall be evidenced by an Option Agreement, in such form as may be approved by the Board, which Agreement shall be duly executed and delivered on behalf of the Company and by the individual to whom such option is granted. The Agreement shall contain such terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board.

    6. ELIGIBILITY AND LIMITATIONS. Options may be granted pursuant to the Plan only to non-employee members of the Board of Directors of the Company.

    7. OPTION PRICE. The purchase price of the Common Shares covered by an option granted pursuant to the Plan shall be 100% of the Fair Market Value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of SECTION 13 hereof. For purposes of the Plan, as of any date when the Common Shares are quoted on the National Association of Securities Dealers Automated Quotation System National Market System ("NASDAQ-NMS") or listed on one or more national securities exchanges, the "Fair Market Value" of the shares shall be deemed to be the mean between the highest and lowest sale prices of the Common shares reported on the NASDAQ-NMS or the principal national securities exchange on which the Common Shares are listed and traded on the immediately preceding date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Common Shares are not quoted on the NASDAQ-NMS or listed on an exchange, or representative quotes are not otherwise available, the "Fair Market Value" of the Common Shares shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Shares accurately.

    8. AUTOMATIC GRANT OF OPTIONS. Each year, on the date of the Company's Annual Meeting of Stockholders, each member of the Company's Board of Directors who is neither an employee nor an officer of the Company shall be automatically granted on such date without further action by the Board an option to purchase five hundred (500) Common Shares. Anything in the Plan to the contrary notwithstanding, the effectiveness of the Plan and of the grant of all options hereunder is in all respects subject to, and the Plan and options granted under it shall be of no force and effect unless and until, and no option granted hereunder shall in any way vest or become exercisable in any respect unless and until the approval of the Plan by the affirmative vote of a majority of the Company's shares present in person or by proxy and entitled to vote at a meeting of shareholders at which the Plan is presented for approval.

    9. PERIOD OF OPTION. The options granted hereunder shall expire on a date which is five (5) years after the date of grant of the options and the Plan shall terminate when all options granted hereunder have terminated.

    10. EXERCISE OF OPTION. Options shall be exercised by the delivery to the Company at its principal office or at such other address as may be established by the Committee (Attention: Corporate Treasurer) of written notice of the number of Common Shares with respect to which the Option is being exercised accompanied by payment in full of the purchase price of such shares. Unless otherwise determined by the Committee at the time of grant, payment for such shares may be made (i) in cash, (ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price, (iii) by delivery to the Company of Common Shares having a Fair Market Value equal to such purchase price, (iv) by irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay such purchase price and to sell the Common Shares to be issued upon exercise of the Option and deliver the cash proceeds less commissions and brokerage fees to the Optionee or to deliver the remaining Common Shares to the Optionee, or (v) by any combination of the methods of payment described in (i) through (iv) above.

    11.  VESTING OF SHARES AND NON-TRANSFERABILITY OF OPTIONS.

    (a)   VESTING.   Options granted  under the  Plan shall be  fully vested and exercisable on the date of grant.

    (b) LEGEND ON CERTIFICATES. The certificates representing such shares shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

    (c) NON-TRANSFERABILITY. Any option granted pursuant to the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by him.

    12.  TERMINATION OF OPTION RIGHTS.

    (a) In the event an optionee ceases to be a member of the Board of Directors of the Company for any reason other than death or disability, any then unexercised options granted to such optionee may be exercised, within a period of ten (10) days following such time the optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration of the option.

    (b) In the event that an optionee ceases to be a member of the Board of Directors of the Company by reason of his or her disability or death, any option granted to such optionee may be exercised (by the optionee's personal representative, heir or legatee, in the event of death) during the period ending one hundred eighty (180) days after the date the optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option.

    13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER MATTERS. In the event that the outstanding Common Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization or reclassification, or in the event of a stock split, combination of shares or dividends payable in capital stock, automatic adjustment shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable and in the available shares set forth in SECTION 3 hereof, to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

    If an  option  hereunder shall  be  assumed,  or a  new  option  substituted therefor, as a result of sale of the Company, whether by a corporate merger, consolidation or sale of property or stock, then membership on the Board of
Directors   of  such  assuming  or  substituting  corporation  or  by  a  parent corporation or a subsidiary thereof shall be considered for purposes of an option to be membership on the Board of Directors of the Company.

    14. RESTRICTIONS ON ISSUANCE OF SHARES. Notwithstanding the provisions of SECTIONS 8 and 10 hereof, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until the following conditions shall be satisfied:

        (i) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities acts as now in force or hereafter amended; or

        (ii) Counsel for the Company shall have given an opinion that such shares are exempt from registration under Federal and state securities acts as now in force or hereafter amended;

and the Company has complied with all applicable laws and regulations, including without limitation all regulations required by any stock exchange upon which the Common Shares are then listed.

    The Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised.

    15. REPRESENTATION OF OPTIONEE. The Company shall require the Optionee to deliver written warranties and representations upon exercise of the option that are necessary to show compliance with Federal and state securities laws including to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

    16.   APPROVAL OF STOCKHOLDERS.   The effectiveness of  this Plan and of the
grant of all options hereunder is in all respects subject to approval by the Company's shareholders as more fully set forth in SECTION 8 hereof.

    17. TERMINATION AND AMENDMENT OF PLAN. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable, provided, however, that (i) the Board may not, without approval by the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the meeting, (a) increase the maximum number of shares for which options may be granted under the Plan or the number of shares for which an option may be granted to any participating directors hereunder; (b) change the provisions of the Plan regarding the termination of the options or the time when they may be exercised; (c) change the period during which any options may be granted or remain outstanding or the date on which the Plan shall terminate; (d) change the designation of the class of persons eligible to receive options; (e) change the price at which options are to be granted; or (f) materially increase benefits accruing to option holders under the Plan; and (ii) the foregoing provisions of the Plan shall in no event be amended more than once every six months other than to comport with changes in the Internal Revenue Code. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his rights under an option previously granted to him.

P
                            MUELLER INDUSTRIES, INC.
R
                           (Proxy for Annual Meeting)
O
                           (10:00 A.M., May 12, 1994)
X
          SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
Y

The undersigned, whose signature appears on the reverse side, hereby constitutes and appoints Earl W. Bunkers and William H. Hensley, and each of them, with full power of substitution, proxies to vote all stock of Mueller Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Wichita Marriott, 9100 Corporate Hills Drive, Wichita, Kansas, 67207 on May 12, 1994, and any adjournment(s) thereof, as specified upon the matters indicated on the reverse side, and in their discretion upon any other matter that may properly come before said meeting.

The following individuals are nominees for election to serve as Directors until the next annual meeting of stockholders:

Rodman L. Drake      Allan Mactier        Robert J. Pasquarelli
Gary S. Gladstein    William D. O'Hagan   Paul Soros
Harvey L. Karp

- --------------------------------------------------------------------------------

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card.

SEE REVERSE SIDE

/X/ Please mark your votes as in this example:

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1A, 2, 3 AND 4.

        The Board of Directors Recommends a Vote FOR Proposals 1a, 2, 3 and 4.

                                                       FOR    WITHHELD                               FOR  AGAINST  ABSTAIN
1a. Election of Directors all listed on reverse side   / /       / /      3. Approve the Company's
                                                                             1994 Non-Employee
                                                                             Director Stock Option   /  /   /  /     /  /
                                                                             Plan.
1b. /  / For election of all nominees, except vote withheld
         from the following nominee(s):

         --------------------------------------------------               4. Approve the
                                                                             appointment of Ernst &
         --------------------------------------------------                  Young as auditors of the /  /  /  /    /  /
                                                       FOR AGAINST ABSTAIN   Company
2. Approve the Company's 1994 Stock Option Company Plan / /  / /     /  /


                                                            Please sign exactly as your name
                                                            appears hereon. Joint owners
                                                            should each sign. When signing as
                                                            attorney, executor, administrator,
                                                            trustee or guardian, please give
                                                            full title as such.

                                                            ----------------------------------

                                                            ---------------------------- , 1994
                                                            SIGNATURE(S)           DATE
                                                            PLEASE RETURN THIS PROXY CARD PROMPTLY
                                                                USING THE ENCLOSED ENVELOPE.